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                         Supplement to the Prospectuses
                                      and
                      Statements of Additional Information
                                       of

                  Keystone Government Securities Fund ("KGSF")
                 Keystone Intermediate Term Bond Fund ("KITBF")
                                (the "Fund(s)")

The prospectuses and statements of additional information of each Fund are hereby supplemented as follows:

* With respect to KGSF, effective October 2, 1995, the current respective expense limitations for the Fund's Class A, B, and C shares have been increased to 1.15%, 1.90%, and 1.90% of average net class assets annually.

* With respect to KITBF, effective October 2, 1995, the current respective expense limitations for the Fund's Class A, B, and C shares have been increased to 1.10%, 1.85%, and 1.85% of average net class assets annually.

Keystone Investment Management Company ("Keystone") currently intends to continue the foregoing expense limitations on a calendar month-by-month basis. Keystone will periodically evaluate the foregoing expense limitations and may modify or terminate them in the future.







October 2, 1995                                                      GSF/ITBF-SK